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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)    November 18, 2003
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                               YELLOW CORPORATION
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             (Exact name of registrant as specified in its charter)




               Delaware                0-12255              48-0948788
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    (State or other jurisdiction     (Commission          (IRS Employer
          of incorporation)          File Number)      Identification No.)




               10990 Roe Avenue, Overland Park, Kansas         66211
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               (Address of principal executive offices)      (Zip Code)




Registrant's telephone number, including area code     (913) 696-6100
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                                   No Changes.
                                   -----------
         (Former name or former address, if changed since last report.)


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Item 5.  Other Events

Yellow Corporation today announced the expiration of the Hart-Scott-Rodino waiting period related to its pending acquisition of Roadway Corporation. The waiting period was related to the U.S. Department of Justice Antitrust Division review of the transaction.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Financial statements of businesses acquired.
             Not applicable

         (b) Pro forma financial information.
             Not applicable

         (c) Exhibits.
             99.1     Press Release dated November 18, 2003.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 YELLOW CORPORATION
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                                                    (Registrant)

Date:    November 18, 2003                By: /s/ Donald G. Barger, Jr.
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                                          Donald G. Barger, Jr.
                                          Senior Vice President and Chief
                                          Financial Officer